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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

           -----------------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 25, 2001
         --------------------------------------------------------------

                              HANOVER DIRECT, INC.
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               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                                     1-12082
                       ----------------------------------
                            (COMMISSION FILE NUMBER)

                DELAWARE                                       13-0853260
   -----------------------------------                    ----------------------
      (STATE OR OTHER JURISDICTION                          (I.R.S. EMPLOYER
            OF INCORPORATION)                             IDENTIFICATION NUMBER)

          1500 HARBOR BOULEVARD
          WEEHAWKEN, NEW JERSEY                                   07087
   -----------------------------------                        --------------
          (ADDRESS OF PRINCIPAL                                (ZIP CODE)
           EXECUTIVE OFFICES)



       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (201) 863-7300
                                                           --------------


 -------------------------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



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ITEM 5.  OTHER EVENTS.

         On April 25, 2001, Hanover Direct, Inc. (the "Company") approved the following changes in executive officers of the Company:

Brian C. Harriss, the Senior Vice President and Chief Financial Officer of the Company, was elevated to the position of Executive Vice President and Chief Financial Officer of the Company.

Michael D. Contino, the Senior Vice President and Chief Information Officer of the Company and the President of Keystone Internet Services, Inc., was elevated to the position of Executive Vice President and Chief Operating Officer of the Company.

Charles F. Messina, the Senior Vice President, Human Resources of the Company, was elevated to the position of Executive Vice President and Chief Administrative Officer of the Company.

Jeffrey Potts, the Senior Vice President, D-Commerce and New Ventures of the Company, and the former President of The Company Store, was elevated to the position of President of Home Brands of the Company.

         Since January 1, 2001, Richard B. Hoffmann has resigned as President and Chief Operating Officer of Hanover Brands, Inc., Ralph J. Bulle has resigned as Senior Vice President, Human Resources of the Company, Curt B. Johnson has resigned as Senior Vice President and General Counsel of the Company and Michael
G. Lutz has resigned as Executive Vice President and Chief Operating Officer of the Company.




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                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             HANOVER DIRECT, INC.
                                             ----------------------------------
                                                     (Registrant)

April 25, 2001                               By:    /s/ Brian C. Harriss
                                                    ----------------------------
                                             Name:  Brian C. Harriss
                                             Title: Senior Vice President and
                                                    Chief Financial Officer